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EXHIBIT 10

                          Senior Care Industries, Inc.
                             Audit Committee Charter

I. Preamble:

The Board of Directors of this corporation has formed an audit committee to promote the financial transparency of the corporation and to ensure the integrity of the corporation's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee. These guidelines contemplate the involvement of the outside counsel and where appropriate the involvement of the full Board of Directors.

II. Audit Committee Membership and Function:

  A. Definitions

1. Independence: A member of the audit committee and an auditor, respectively, are independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation, such as employment with the corporation or an affiliate within five years; corporate compensation other than fees for Board service; family relationship with a corporate officer or employee; or relationship to a business affiliate or partner of the corporation.

2. Financial Literacy: A member of the audit committee shall have financial literacy, as signified by the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through company-sponsored training programs.

  B. Prerequisites of Audit Committee Membership

1. The corporation shall have an audit committee composed solely of independent directors.

2. The audit committee shall be comprised of a minimum of three directors, each of whom is financially literate or becomes financially literate within a reasonable period of time after his or her appointment to the audit committee, and at least one member of the audit committee shall have accounting or related financial management experience.

  C. Audit Committee Function

1. The Board and the audit committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). Oversight responsibilities are described further in Section III, below.

2. The outside auditor is ultimately accountable to the board of directors and the audit committee as the representatives of the shareholders.

III. Independent Auditor Oversight:

  A. Auditor Qualifications

1. The audit committee is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the company consistent with Independent Boards Board Standard 98-1.

2. The audit committee is also responsible for actively engaging in a dialogue with the audit with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take or recommend that the full Board take appropriate action to ensure the independence of the outside auditor.

3. The audit committee shall also with respect to the outside auditor

    a) Review the audit firm's proposed executive partner and auditing personnel background and experience.

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      b) Determine auditor firm's registration with the AICPA's SEC practice division and participation in the voluntary peer review professional practice programs.

     c) Review CPA's firm's litigation history and professional liability insurance.

  B. Auditor Engagement Letter.

    1. Auditor's letter should define nature and scope of audit engagement and provide contract for professional services of the auditing firm.

  C. Annual Audit Planning and Supervision

    1. Inquire regarding audit scope, timing and conduct.

    2. Ascertain that audit team has requisite industry and corporate knowledge, appropriate ratio of staff assistants to supervisors, and supervisory review procedures.

    3. Confirm that auditor's written audit plan give sufficient consideration to (a) financial disclosures; (b) operational efficiency; (C) corporate compliance; (d) compliance with laws.

  D. Annual Audit Review. In connection with the annual audit, the audit committee shall:

     1. Ascertain any disagreements among audit personnel or between audit personnel and company management.

    2. Review corporate accounting policies and practices regarding:

     a) Revenue recognition;

     b) Reserving;

     c) Asset capitalization; and

     d) Extraordinary charges or write-offs.

    3. Affirm that accounting policies are consistent with industry practices, that correct requirements are reflected in accounting policies and the accounting policies are consistent with a fair presentation of the financial statement in conformity with generally accepted accounting principles.

  E. Quarterly Review

    1. Prior to the time that the company files its Quarterly Report on Form 10-Q, the auditor will conduct an SAS 71 Interim Financial Review.

    2. Prior to the filing of the Form 10-Q and prior to the public announcement of the company's quarterly results, the auditor will discuss with the audit committee, or at least its chairman, and a representative of financial management, in person, or by telephone conference call, the matters described in AU Section 380, Communications with Audit Committee, including significant adjustments, significant new accounting policies, and disagreements with management.

  F. Annual Report

    1. Review corporate annual report to evaluate whether it contains a fair and meaningful presentation of financial statements, footnotes, and supplementary information.

    2. Affirm that the annual report discusses changes in corporate reporting or accounting practices (for example, departures from generally accepted accounting principles, exceptions to the consistent application of accounting principles, etc.)

    3. Review disclosure and ensure that practices are fully and fairly disclosed.

    4. Affirm appropriate use of statutory "safe harbor" disclosure if report contains forward looking information.

    5. Prepare for the annual report to shareholders and for inclusion in the Company's annual filing on Form 10-K a letter to shareholders stating whether with respect to the prior fiscal year:

      a) management has reviewed the audited financial statements with the audit committee, including a discussion of the quality of the accounting principles as applied and significant judgments affecting the company's financial statements;

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     b) the outside auditors have discussed with the audit committee the outside auditors' judgments of the quality of those principles as applied;

     c) the members have discussed among themselves, without management or the outside auditors present, the information disclosed to the audit committee described in a) and b) above;

     d) the audit committee, in reliance on the review and discussions conducted with management and the outside auditors believe that the company's financial statements are fairly presented in conformity with Generally Accepted Accounting Principles (GAAP) in all material respects.

  G. Additional Matters for Review. The audit committee shall also:

    1. Review outside counsel's letter regarding litigation, claims and assessments and review accounting treatment concerning contingency losses and effect on financial statement;

    2. Confer with Outside Auditor or counsel to ascertain corporation's compliance regarding:

      a. securities statutes;

      b. antitrust laws;

      c. income tax laws;

      d. labor laws;

      e. industry regulation.

    3. Ascertain the existence of and review any material non-arm's length transactions.

IV. Internal Auditors:

  A. Audit Staff Qualifications. The audit committee shall:

    1. Review background of internal auditing directors and groups and confer with outside auditor regarding competence of internal audit staff.

    2. Ascertain internal audit staff's participation in programs of the Institute of Internal Auditors or other professional societies.

  B. Audit Function. The audit committee shall also:

    1. Review internal audit charter or plan.

    2. Review internal audit reporting responsibilities.

  C. Internal Audit Review.

    1. Review internal audit staff work to ensure proper planning, supervision and review.

    2. Review reports regarding compliance audits, operational audits, financial audits.

    3. Review reports on internal accounting and administrative controls, to determine objectivity of recommendations.

    4. Ascertain implementation of prior years' audit recommendations.

    5. Ascertain any management disagreements with internal auditors.

    6. Review audit staff relationship and interaction with other departments and outside auditors.

V. Audit Committee Report:

  A. Annual Report. The audit committee shall report at least annually to the Board, setting forth:

    1. the audit committee's function and responsibilities;

    2. a chronological review of committee's activities, particularly auditing and accounting cycle activities;

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    3. a summary of the committee's recommendations, particularly with respect to the selection of the auditing firm and the review of the auditor's report;

    4. attach critical audit reports and management letters.

  B. Committee Charter. The audit committee shall:

    1. At least annually, affirm in the proxy statement the existence of an audit committee charter and compliance with the charter;

    2. At least annually, review charter for any necessary revisions and refer all revisions to the Board;

    3. At least triennially attach audit committee charter to the annual proxy statement.

    Adopted by unanimous action of the Board of Directors of Senior Care Industries, Inc. at the special meeting of the Board held on May 12, 2000.

Executed at Laguna Beach, California on this 12th day of May, 2000.

/s/ Stephen Reeder
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Stephen Reeder
Chairman of the
Board of Directors